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                                                                   DRAFT 6/28/96




                           [Title of Debt Securities]



                                 AMRESCO, INC.


                               PURCHASE AGREEMENT



                                                               ___________, 19__




To the Representatives
named in Schedule I
hereto of the Underwriters
named in Schedule II hereto


Ladies and Gentlemen:


         AMRESCO, INC., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its securities identified in
Schedule I hereto (the "Initial Securities"). Such Initial Securities are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are listed in Schedule II opposite the name of each Underwriter. The Company also grants to the Underwriters, severally and not jointly, the option described in Section 2(c) to purchase up to _________ principal amount of additional securities to be issued under the Indenture (the "Option Securities" and, together with the Initial Securities, the "Securities") to cover over-allotments. The Securities are more fully described in the Final Prospectus referred to


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below. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, each shall be deemed to refer to such firm or firms. The Securities shall be issued under an indenture, dated as of ____________ (the "Base Indenture"), between the Company and
______________________ as trustee (the "Trustee"), as amended and supplemented by an Officer's Certificate and Company Order dated as of _______________, the ("Company Order"), establishing the terms of the Securities. The Base Indenture, as amended and supplemented by the Company Order, is sometimes referred to herein as the "Indenture."


         The Company hereby confirms its agreement with respect to the sale of the Securities to the Underwriters.


         1. Registration Statement and Prospectus. A registration statement on Form S-3 (File No. 333- 6031) with respect to the Company's Debt Securities, Preferred Stock, Common Stock, Securities Warrants and Units (each as defined in the Prospectus (as defined below) and collectively referred to hereafter as the "Other Securities"), including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission; Amendment No. 1 to such Registration Statement, including a preliminary form of prospectus supplement with respect to the Securities, also have been so prepared and filed; and one or more other amendments to such registration statement also has been, or will be, so prepared and filed. Copies of such registration statement and amendments and each related preliminary prospectus and prospectus supplement have been delivered to the Underwriters.


         The Company has elected to rely upon Rule 430A of the Rules and Regulations and, accordingly, will prepare and file a prospectus (or a term sheet meeting the requirements of Rule 434) pursuant to Rule 424(b) that discloses the information previously omitted from the Prospectus (as defined below) in reliance upon Rule 430A. Such registration statement (including all schedules and exhibits thereto, but excluding Form T-1) as amended at the time it was declared effective by the Commission and, in the event of any amendment thereto after the effective date and prior to the Closing Date (as hereafter defined), such registration statement as so amended (but only from and after the effectiveness of such statement), including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) and 434(d) of the Rules and Regulations, is hereafter called the "Registration Statement." The prospectus included in the Registration Statement (including any prospectus supplement relating to the Securities) at the time it was declared effective by the Commission is hereafter called the "Prospectus," except that if any prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations provided by the Company for use with a prospectus subject to completion within the meaning of Rule 434 in order to meet the requirements of Section 10(a) of the Rules and Regulations) filed by the Company with the Commission pursuant to Rule 424(b) (and Rule 434, if applicable) of the Rules and Regulations or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed





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by the Company with the Commission pursuant to Rule 424(b) of the Rules and
Regulations or otherwise) differs from the prospectus on file at the time the Registration Statement was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement (including any prospectus supplement relating to the Securities) prior to the time it became effective under the Act and any preliminary prospectus (including any prospectus supplement relating to the Securities) subject to completion as described in Rule 430A or 434 of the Rules and Regulations. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Prospectus and the Preliminary Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Agreement, or the issue date of the Prospectus or any Preliminary Prospectus, as the case may be, and deemed to be incorporated therein by reference.


         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters as follows:


                 (a) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission or the securities authority of any state or other jurisdiction in which the Securities are to be offered and sold and each Preliminary Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in the Preliminary Prospectus as supplemented to relate to the Securities.



                 (b) As of the time the Registration Statement (or any post-effective amendment thereto) is or was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus (including any term sheet meeting the requirements of Rule 434)) and at the Closing Date, (i) the Registration Statement and Prospectus (in each case, as so amended and/or supplemented) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations, (ii) the Registration Statement (as so amended and/or supplemented) did not or will not include an untrue statement of a material fact or omit to state a material fact






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         required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus (as so amended and/or supplemented) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing clauses (i), (ii) and (iii) shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter specifically for use in the preparation thereof. The Registration Statement has been declared effective by the Commission; no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission.



                 (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to the Statement of Eligibility and Qualification of the Trustee on Form T-1 filed as an Exhibit to the Registration Statement or to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter by the Representatives expressly for use in the Prospectus as supplemented to relate to the Securities.



                 (d) The Indenture conforms, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder.






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                 (e)      The consolidated financial statements of the Company,
         together with the related Securities thereto, set forth or incorporated by reference in the Registration Statement and Prospectus comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company and its Subsidiaries (as hereinafter defined) or its predecessor or acquired businesses, as the case may be, as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved
         (except as otherwise stated therein), and the independent public accountants whose reports are contained therein are independent public accountants as required by the Act, the Exchange Act and the Rules and Regulations. The financial statement schedules, if any, included in the Registration Statement or incorporated by reference therein, or in any post-effective amendment thereto, and the other financial and statistical information included in the Prospectus in all material respects present fairly and on a basis consistent with the books and records of the Company the information stated therein. The terms "Subsidiary" and "Material Subsidiary" shall have the meanings assigned thereto in the Indenture.


                 (f) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.


                 (g) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture and the Securities. The Indenture has been duly and validly authorized by the Company and, when the Indenture has been executed and delivered, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles. The Securities sold hereunder have been duly and validly authorized by the Company and, when the Securities have been executed and authenticated in the manner set forth in the Indenture and issued, sold, and delivered in the manner set forth in the Prospectus, will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and the terms of the Indenture, subject, as to






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         enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws affecting the enforcement of creditors' rights generally and to general equitable principles. The Indenture will have been duly qualified under the Trust Indenture Act upon effectiveness of the Registration Statement. The Indenture will be substantially in the form filed as an exhibit to the Registration Statement (other than as to terms included in the Company Order). The Indenture and the Securities conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.



                 (h) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of capital stock have been duly authorized, validly issued and are fully paid and non-assessable. The outstanding securities of the Company described in the Registration Statement and Prospectus conform to such descriptions. All offers and sales of the Company's capital stock, 8% Convertible Subordinated Debentures due 2005 or 10% Senior Subordinated Notes due 2003 prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws. None of the issued shares of capital stock of the Company or its predecessors or any of its Subsidiaries has been issued or is owned or held in violation of any pre-emptive rights of shareholders, and no preemptive rights or similar rights of any security holders of the Company exist with respect to the Securities. The Company has no agreement with any security holder as to which the Company has not obtained waiver which gives such security holder the right to require the Company to register under the Act any securities of any nature owned or held by such person in connection with the transactions contemplated by this Agreement.


                 (i) Immediately after the sale of the Securities by the Company hereunder, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder and of any of the Other Securities that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of securities registered under the Registration Statement.

                 (j) The execution, delivery and performance of this Agreement, the Indenture and the Securities, the issuance and delivery of the Securities, and the consummation of the transactions herein and therein contemplated will not conflict with, or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, (ii) any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which either the Company or any Subsidiary is bound or to which any of their respective property is subject, (iii) the Company's or any Subsidiary's charter or by-laws, or (iv) any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company, any Subsidiary or any of their respective properties, which breach, violation or default





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         reasonably could or might be expected, individually or in the aggregate with other such breaches, violations or defaults, to result in a material adverse effect on the financial condition, results of operations or business of the Company and its Subsidiaries, taken as a whole. Other than those already obtained or waivers from which have been obtained, no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required by the Company or any Subsidiary for the execution, delivery and performance of this Agreement, the Indenture or the Securities or for the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Securities by the Company, except such as may be required under the Act, the Trust Indenture Act or state securities or blue sky laws.

                 (k) Neither the Company nor any Subsidiary is (i) in violation of its respective certificate of incorporation or charter or its respective by-laws or other organizational documents, (ii) in default (nor has an event occurred which with notice or passage of time or both would constitute such a default) under any bond, indenture, mortgage, deed of trust, note, loan or credit agreement or other material agreement or instrument to which any of them is a party or by which any of them or any of their properties or assets may be bound or affected, (iii) in violation of any order of any court, arbitrator or governmental body or (iv) except as disclosed in the Registration Statement and the Prospectus, in violation of or has violated any franchise, grant, authorization, license, permit, judgment, decree, order, statute, rule or regulation, which, in the case of clauses (i)-(iv) of this sentence, would (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, the Indenture or the Securities, or any document related hereto or thereto or (y) have a material adverse effect on the financial condition, results of operations or business of the Company and the Subsidiaries, taken as a whole, or (z) materially impair the Company's ability to perform fully on a timely basis any obligations which it has under this Agreement, the Indenture or the Securities. The Company or the Subsidiaries hold, and are operating in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of their respective businesses, except where any such failure to hold or comply will not have a material adverse effect on the Company and its Subsidiaries, taken as a whole. The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required.

                 (l) Each of the Company and the Material Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own or lease its properties and conduct its business as currently being carried on and as described in the Registration Statement and Prospectus; and is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases real





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         property of a nature, or transacts business of a type, that would make such qualification necessary and in which the failure to so qualify would have a material adverse effect on the financial condition, results of operations or business of the Company and the Subsidiaries, taken as a whole. Each of the Company and the Subsidiaries is in compliance with the rules, regulations or other lawful directives established by each regulatory authority having jurisdiction over the Company's or the Subsidiary's respective business, conduct and affairs, including without limitation the timely and accurate filing of all reports, statements, documents, registrations, filings or submissions required to be filed by it with any such regulatory authority, where the failure to comply with such rules, regulations or other lawful directives reasonably could or might be expected to result in a material adverse effect on the financial condition, results of operations or business of the Company and its Subsidiaries, taken as a whole.

                 (m) Except as disclosed in the Registration Statement and the Prospectus, there is no action, suit, investigation or proceeding, governmental or otherwise, pending or overtly threatened, to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is or may be the subject which, in each case, is material to the Company and the Subsidiaries, taken as a whole, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance of the Securities or any of the other transactions contemplated hereby or by the Indenture, or which questions the legality or validity of any such transactions or which seeks to recover damages or obtain other relief in connection with any of such transactions; and there is no contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                 (n) All of the outstanding capital stock of each Subsidiary has been duly authorized, validly issued and is fully paid and non-assessable, and except as otherwise noted in the Prospectus, is owned directly or indirectly by the Company free and clear of any security interest, claim, lien or other encumbrance.

                 (o) The Company and its Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of those properties which individually or in the aggregate are material to the Company and its Subsidiaries taken as a whole and do not interfere with the use made or proposed to be made of such property by the Company or any one of its Subsidiaries, as the case may be; and any real property and buildings held under lease by the Company or any of its Subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary.





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                 (p)      The Company and each of its Subsidiaries have filed
         all necessary foreign, federal, state and local income and franchise tax returns and, other than taxes the Company or its Subsidiaries are contesting in good faith and for which the Company has established adequate reserves, have paid all taxes shown as due thereon. Except as is otherwise expressly stated in the Registration Statement or Prospectus, the Company has no knowledge of any tax deficiency which might be asserted against it which would materially and adversely affect the financial condition, results of operations or business of the Company and its Subsidiaries, taken as a whole.


                 (q) Since the date of the most recent audited financial statements included or incorporated by reference in the Prospectus, neither the Company nor any of the Subsidiaries has sustained any loss or interference with its business, which loss or interference was material to the Company and its Subsidiaries, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as disclosed in or contemplated by the Prospectus.


                 (r) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and the Subsidiaries taken as a whole, (ii) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any change in the capital stock (except as a result of shares issued upon exercise of stock options pursuant to existing stock option plans of the Company and the Subsidiaries, upon conversion of the Company's 8% Convertible Subordinated Debentures and upon issuances of shares of restricted stock pursuant to the Company's Stock Option and Award Plan), long-term debt or, otherwise than in the ordinary course of business consistent with past practice, short-term debt of the Company or any of the Subsidiaries and (iv) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial condition, results of operations or business of the Company and the Subsidiaries taken as a whole, in each case other than as disclosed in or contemplated by the Prospectus.


                 (s) Neither the Company nor any of its officers, directors or affiliates has taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities.


                 (t) Neither the Company nor any of the Subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any such Subsidiary has, directly or indirectly (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity, (ii) made any





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         unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provisions of the Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any bride, rebate, payoff, influence payment, kick back or other unlawful payment.

                 (u) To the Company's knowledge, the operations of the Company and its Subsidiaries with respect to any real property currently leased or owned or by any means controlled by the Company or any Subsidiary (the "Real Property") are in compliance with all federal, state and local laws, ordinances, rules and regulations relating to occupational health and safety and the environment (collectively "Laws"), except where the failure to so comply would not have a material adverse effect on the Company's business or results of operations, and the Company and its Subsidiaries have all licenses, permits and authorizations necessary to operate under all Laws and are in compliance with all terms and conditions of such licenses, permits and authorizations, except where such failure would not have a material adverse effect on the Company's and its Subsidiaries' business or results of operations taken as a whole; neither the Company nor any Subsidiary has authorized, conducted or has knowledge of the generation, transportation, storage, use, treatment, disposal or release of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminate, petroleum product, natural gas, liquefied gas or synthetic gas defined in or regulated under any environmental law on, in or under any Real Property in violation of any Laws, except where such violation would not have a material adverse effect on the Company's business or results of operations; and there is no material pending or threatened claim, litigation or any administrative agency proceeding, nor has the Company or any Subsidiary received any written or oral notice from any governmental entity or third party that (i) alleges a violation of any Laws by the Company or any Subsidiary; (ii) alleges the Company or any Subsidiary is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq. or any state superfund law; (iii) alleges possible contamination of the environment by the Company or any Subsidiary or (iv) alleges possible contamination of the Real Property, except as to each of the above, for any violations, liability or contamination that would not have a material adverse effect on the Company's and its Subsidiaries' business or results of operations taken as a whole.

                 (v) The Company and its Subsidiaries own or have the right to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively "Intangibles") necessary to their respective businesses as presently conducted or as the Prospectus indicates the Company or such Subsidiary proposes to conduct; to the Company's knowledge, neither the Company nor any Subsidiary has infringed or is infringing, and neither the Company nor any Subsidiary has received notice of infringement with respect to, asserted Intangibles of others; and, to the Company's knowledge, there is no infringement by others of Intangibles of the Company or any of its Subsidiaries which would have a material adverse effect on the Company and its Subsidiaries taken as a whole.





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                 (w)      The Company and each of its Subsidiaries are insured
         by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged by similarly situated companies; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost, except as disclosed in the Prospectus.

                (x) Each of the Company and its Subsidiaries makes and keeps accurate books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets and maintains a system of internal accounting controls sufficient to provide reasonable assurance that
         (i) transactions are executed in accordance with management's general and specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (iii) access to the assets of the Company and each of its Subsidiaries is permitted only in accordance with management's general and specific authorization and (iv) the recorded accountability for assets of the Company and each of its Subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (y) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary, except as disclosed in the Prospectus.

                 (z) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in any manner that would cause it to become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

                 (aa) The Company's common stock, par value $0.05 per share (the "Common Stock") is registered pursuant to Section 12(g) of the Exchange Act and is qualified as a Nasdaq National Market security of The Nasdaq Stock Market, Inc. The Company has taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or qualification of the Common Stock on the Nasdaq National Market, nor has the Company received any notification that the Commission or The Nasdaq Stock Market, Inc. is contemplating terminating such registration or qualification.

                 (bb) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company; provided, however, that materials used in the "road show" with the express approval of the Underwriters but not otherwise delivered to prospective purchasers of the Securities shall not be deemed, for the purposes of this paragraph 2(y), to be distributed by the Company.


                 (cc) The Company is in compliance with all provisions of Florida Statutes Section 517.075 (Chapter 92- 198, laws of Florida). Neither the Company nor any Subsidiary does any business, directly or indirectly, with the government of Cuba or, to the Company's knowledge, with any person or entity located in Cuba.

                 (dd) The conditions for use of a Registration Statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied with respect to the Company and the transactions contemplated by this Agreement and the Registration Statement.

                 (ee) Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                 (ff) Other than as contemplated herein, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         3.      Purchase, Sale and Delivery of Securities.


                 (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Securities to the Underwriters, and the Underwriters agree to purchase, at the purchase price set forth in Schedule I hereto, the respective principal amounts of Securities set forth opposite each Underwriter's name in
         Schedule II hereto, except that, if Schedule I hereto provides for the sale of Initial Securities pursuant to delayed delivery arrangements, the respective principal amounts of Initial Securities to be purchased by the Underwriters shall be set forth in Schedule II hereto, less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities."



                 If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Initial Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto, of the principal amount of the Initial Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will make Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount of Initial Securities set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Initial Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Initial Securities to be purchased by the

         Underwriters shall be the aggregate principal amount set forth in
         Schedule II hereto, less the aggregate principal amount of Contract Securities.



                 The obligation of each Underwriter to the Company shall be to purchase from the Company that principal amount of Securities set forth opposite the name of such Underwriter in Schedule II hereof. In making this Agreement, each Underwriter is contracting severally and not jointly. Except as provided in paragraph (b) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only its respective principal amount of Securities as specified in
         Schedule II.



                 (b) In addition, on the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company grants an option to the Underwriters, severally and not jointly, to purchase up to an additional ________ principal amount of Option Securities to be issued under the Indenture as provided above for the Initial Securities. The option hereby granted will expire 30 days after the date hereof, and may be exercised, in whole or in part (but not more than once), only for the purpose of covering over-allotments upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of Delivery (the "Date of Delivery") shall be determined by the Representatives but shall not be later than three full business days after the exercise of such option and not in any event prior to the Closing Date. If the option is exercised as to all or any portion of the Option Securities, the Option Securities as to which the option is exercised shall be purchased by the Underwriters severally and not jointly, in proportion to, as nearly as practicable, their respective Initial Securities underwriting obligations as set forth on Schedule II.



                 (c) The Underwriters' Initial Securities will be delivered by the Company to the Representatives for each Underwriter's account against payment of the purchase price therefor by wire transfer of same day funds to the account designated by the Company, at such location as designated in Schedule I hereto or may otherwise be mutually acceptable, at 9:00 a.m., local time at the closing location, on the third (or, if the Securities are priced, as contemplated by Rule 15c6-1(c) promulgated pursuant to the Exchange Act, after 4:30 p.m. Washington, D.C. time on the date of this Agreement, the fourth) full business day following the date hereof, or at such other time and date as the Representatives and the Company determine pursuant to Rule 15c6- 1(a) promulgated pursuant to the Exchange Act, such time and date of delivery being herein referred to as the "Closing Date." Delivery of the Securities shall be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives or in such other manner as the Representatives and the Company shall agree.

                 The Underwriters' Option Securities will be delivered by the Company to the Representatives for each Underwriter's account against payment of the purchase price therefor by wire transfer of same day funds to the account designated by the Company, such location as designated in Schedule I hereto or may otherwise be mutually acceptable, at 9:00 a.m., local time at the closing location, on the Date of Delivery. Delivery of the Securities shall be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives or in such other manner as the Representatives and the Company shall agree.



                 (d) It is understood that each Underwriter may (but shall not be obligated to) make payment to the Company on behalf of another Underwriter for the Securities to be purchased by such Underwriter. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company or with each other.



                 (e) The Underwriters propose to make a public offering of the Underwriters' Securities directly to the public (which may include selected dealers and special purchasers) as soon as the Underwriters deem practicable after the Registration Statement becomes effective, at the initial public offering price as set forth on the cover page of the Prospectus, subject to the terms and conditions of this Agreement and in accordance with the Prospectus. Such concessions from the public offering price may be allowed to selected dealers and other members of the National Association of Securities Dealers, Inc. as the Underwriters may determine, and the Underwriters will furnish the Company with such information about the distribution arrangements as may be necessary for inclusion in the Registration Statement. It is understood that the public offering price of Underwriters' Securities and concessions may vary after the initial public offering.


         4. Covenants. The Company covenants and agrees with the Underwriters as follows:


                 (a) The Company will use its best efforts to cause any post-effective amendments to the Registration Statement to become effective as promptly as possible; the Company will notify the Representatives promptly of the time when any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus (including any term sheet with the meaning of Rule 434 of the Rules and Regulations) has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information. If the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will prepare and file a Prospectus (or term sheet within the meaning of Rule 434 of the Rules and Regulations) containing the information omitted therefrom pursuant to Rule 430A of the Rules and Regulations with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b), 430A and 434, if applicable, of the Rules and Regulations. The Company will prepare and file with the Commission, promptly upon the request of any Underwriter, any amendments or supplements to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) that, in the reasonable opinion of such Underwriter, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will not file, at any time from the date hereof to the Closing Date, any amendment or supplement to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) or any document incorporated by reference therein (other than any supplement to the Prospectus relating solely to Other

         Securities) to which any Underwriter shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.


                 (b) The Company will advise the Representatives, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.


                 (c) Within the time during which a prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company will promptly notify the Underwriters and will amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.


                 (d) The Company will use its best efforts to qualify the Securities for sale under the securities laws of such jurisdictions as the Underwriters may reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state. In each jurisdiction in which the Securities shall have been qualified as above provided, the Company will make and file such statements and reports as may be identified as requiring post- sale filings in any blue sky memoranda delivered in connection with the offer and sale of the Securities contemplated hereby or as otherwise reasonably requested by the Underwriters or officials of such jurisdictions.


                 (e) The Company will furnish to you copies of the Registration Statement (two of which will be manually signed and will include all exhibits), the Indenture, each Preliminary Prospectus, the Prospectus, and all amendments and supplements (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) to such documents, in each case as soon as available and in such quantities as each Underwriter may from time to time reasonably request.

                 (f) During a period of five years commencing with the date hereof, the Company will furnish to each Underwriter who may so request in writing, copies, without charge, of (i) all periodic and special reports furnished to the securities holders of the Company and
         (ii) all information, documents and reports filed with the Commission or national securities exchange under the Exchange Act. So long as any Securities remain outstanding, the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.


                 (g) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.


                 (h) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 9(a) hereof or is terminated, will pay or cause to be paid (i) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (ii) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel but, except as otherwise provided below, not including fees and expenses of the Underwriters' counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules and exhibits thereto), the Securities, the Indenture, each Preliminary Prospectus, the Prospectus, and any amendment thereof or supplement thereto, and underwriting documents, including Blue Sky Memoranda, (iii) all filing fees and reasonable fees and disbursements of the Underwriters' counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which the Underwriters shall designate in accordance with Section 4(d) hereof, (iv) the fees and expenses of the Trustee and counsel for the Trustee, (v) the filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities,
         (vi) listing fees, if any, (vii) fees or expenses, if any, of Underwriters' counsel incurred in connection with investigating the legality of an investment in the Securities by certain purchasers in certain jurisdictions and the preparation of memoranda relating thereto, (viii) any fees charged by security rating services for rating the Securities, and (ix) all other reasonable costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If the sale of the Securities provided for herein is not consummated by reason of action by the Company pursuant to Section 9(a) hereof which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any material agreement on its part to be performed, or because any other material condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                 (i) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Prospectus.

                 (j) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.


                 (k) For so long as the delivery of a prospectus is required in connection with the offering, sale and distribution of the Securities, the Company will file on a timely basis such registration statements and other filings and take such other action as is required pursuant to the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.



                 (l) So long as any of the Securities are outstanding, the Company will furnish to each of you, upon request, the reports required to be filed with the Trustee pursuant to the Indenture, concurrently with such filing.



                 (m) Upon written request of the Representatives, the Company will use its best efforts to cause the Securities to be listed on the New York Stock Exchange, Inc. upon issuance of the Securities and will use its best efforts to cause the Securities to be so listed as long as the Securities remain outstanding.


                 (n) The Company will inform the Florida Department of Banking and Finance at any time prior to the consummation of the distribution of the Securities by the Underwriters if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information will be provided within 90 days after the commencement thereof or after a change occurs with respect to previously reported information.

         5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at the Closing Date (as if made at the

Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:


                 (a) The Registration Statement shall have become effective not later than 5:00 p.m., Dallas time, on the date of this Agreement, or at such later time and date as the Representatives shall approve and all filings required by Rules 424, 430A and 434 of the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the Underwriters' satisfaction.


                 (b) No Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), contains an untrue statement of fact which in the reasonable opinion of any Underwriter, is material, or omits to state a fact which, in the reasonable opinion of any Underwriter, is material and is required to be stated therein or necessary to make the statements therein not misleading.


                 (c) Except as contemplated in the Registration Statement and the Prospectus, and except for the issuance of any of the Other Securities, subsequent to the date as of which information is given in the Prospectus, neither the Company nor any Subsidiary shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than capital stock issued upon exercise of outstanding stock options or upon conversion of convertible debentures), or any material change in the short- term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any Subsidiary, or any material adverse change, or any development involving a prospective material adverse change, in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company and the Subsidiaries, considered as a whole, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.


                 (d) On the Closing Date, there shall have been furnished to the Underwriters, the opinion of Haynes and Boone, L.L.P., counsel for the Company, dated the Closing Date and addressed to the Underwriters, to the effect that:

                          (i) The Company has all requisite corporate power to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all requisite corporate action necessary on behalf of the Company, duly executed and delivered by the Company and is enforceable against the Company, subject to the General Qualifications.


                          (ii) The Company has all requisite corporate power to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly authorized by all requisite corporate action necessary on behalf of the Company, has been duly executed and delivered by the Company and is enforceable against the Company, subject to the General Qualifications. The Securities being delivered on the Closing Date have been duly authorized, and, when executed, authenticated, issued and delivered in accordance with the terms of the Indenture, will be enforceable against the Company, subject to the General Qualifications. The Indenture and the form of Certificate representing the Securities conform in all material respects, as to legal matters, to the descriptions thereof contained in the Registration Statement and the Prospectus. The Indenture complies in all material respects with the Trust Indenture Act. If such listing was requested by the Representatives, the Securities have been listed for trading on the New York Stock Exchange, Inc.



                          (iii) The execution and delivery by the Company of, and performance of its obligations in, this Agreement, the Indenture and the Securities being delivered on the Closing Date do not (a) violate the Company's or any Material Subsidiary's Constituent Documents, (b) breach, or result in a default under, any existing obligation of the Company (or, as applicable, the Material Subsidiaries) under the written contracts listed on an exhibit to such opinion, or (c) violate applicable provisions of statutory law or regulation. Except for permits and similar authorizations required under the Act, the Trust Indenture Act and the securities or Blue Sky laws of certain jurisdictions and except for permits and authorizations which have been obtained and registrations which have been effected, no consent, approval, authorization, registration or order of, or filing with, any court or governmental agency or body is required in connection with the sale of the Securities by the Company.



                          (iv)    The Company's authorized, issued and
                 outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. To such counsel's Actual Knowledge, except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the Registration Statement for the Securities (or any such right has been effectively waived) and to such counsel's Actual Knowledge, none of the issued shares of capital stock of the Company, its predecessors or any Material Subsidiary has been issued in violation of any preemptive rights of shareholders, and no person or entity, including any holder of outstanding shares of capital stock of the Company has any preemptive or, to such counsel's Actual Knowledge, other similar rights to subscribe for any of the Securities. All of the shares of capital stock of each Material Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and to such counsel's Actual Knowledge are owned of record by the Company and the Company has not received notice of any adverse claim, except for security interests in a majority of the present and future capital stock of all the Material Subsidiaries granted by the Company pursuant to the First Amended and Restated Revolving Loan Agreement dated as of April 25, 1996, as amended, among the Company, NationsBank of Texas, N.A. as agent and the banks which are parties thereto from time to time.



                          (v) To such counsel's Actual Knowledge, the Company is not named as a party to any pending or overtly threatened litigation, arbitration, claim or proceeding that is material to the Company and its Subsidiaries taken as a whole, except as disclosed on the Company's most recent Defensive Litigation/Counterclaim Report and all attachments thereto. The statements contained in the Prospectus under the captions ["Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources," "Description of Securities", "Description of the Notes" and "Description of Other Indebtedness,"] insofar as they purport to summarize the provisions of statutes, legal and governmental proceedings or contracts or other documents are materially accurate and fairly present in all material respects the information required to be shown.


                          (vi) The Registration Statement is effective under the Act and the Indenture has been qualified under the Trust Indenture Act. Any required filing of the Prospectus pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule. To such counsel's Actual Knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.

                          (vii)   Each of the Company and the Material
                 Subsidiaries has been duly incorporated and is existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power to own or lease its properties and conduct its business as described in the Registration Statement and Prospectus.

                          (viii) The Registration Statement and the Prospectus (including the documents incorporated by reference therein) and each amendment or supplement thereto (other than the financial statements and related schedules therein and other than the Form T-1, as to each of which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act, the Rules and Regulations, the Exchange Act and the rules and regulations promulgated thereunder.

                          (ix) The Company is not, and immediately after the applicable Closing Date will not be, required to be registered under the Investment Company Act of 1940, as amended, as an "investment company," and, to the Actual Knowledge of such counsel, is not a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                 Such counsel shall also advise the Underwriters that although they do not assume any responsibility for, and cannot guarantee the accuracy, completeness or fairness of, the statements contained in the Registration Statement or the Prospectus, on the basis of the information such counsel developed during the course of preparing the Registration Statement and the Prospectus, which involved attending conferences with officers of the Company, the Company's accountants and other parties and a review of documents specifically referred to or incorporated by reference in the Registration Statement and Prospectus (although such documents incorporated by reference were prepared and filed by the Company without, in certain cases, such counsel's participation), and as a result of such counsel's participation in such conferences and review of such documents, but otherwise without independent check or verification except as specified, such counsel has no reason to believe that the Registration Statement, at the time the Registration Statement became effective, or any further amendment thereto upon filing thereof (but excluding the financial statements and supporting schedules and other financial or statistical information or other scheduled data included or incorporated by reference therein and the Form T-1, as to each of which such counsel need express no comment), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any further amendment or supplement thereto (but excluding the financial statements and supporting schedules and other financial or statistical information or other scheduled data included or incorporated by reference therein and the Form T-1, as to each of which such counsel need express no comment) contained or contains an untrue statement of a material fact or omits or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

                 (e) On the Closing Date, there shall have been furnished to the Underwriters, the opinion of L. Keith Blackwell, Esq., General Counsel for the Company, dated the Closing Date and addressed to the Underwriters, to the effect that

                          (i) the Company is duly qualified to transact business as a foreign corporation and in good standing under the laws of each other jurisdiction in which it owns or leases material property, or conducts material business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position of the Company and its Subsidiaries, taken as a whole.

                          (ii) Each of the United States and Canadian Subsidiaries of the Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other United States and Canadian jurisdiction in which it owns or leases material property, or conducts material business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position of the Company and its Subsidiaries, taken as a whole.


                          (iii) Each sale of the Company's capital stock, its 8% Convertible Subordinated Debentures due 2005 or its 10% Senior Subordinated Securities due 2003 during the period from December 13, 1992 through the Closing Date was, at the time of each sale, registered or exempt from the registration requirements of the Act and applicable state securities or Blue Sky laws.


                          (iv) To such counsel's Actual Knowledge, neither the Company nor any of the Subsidiaries has (a) breached or otherwise violated any existing obligation of the Company under any court order that names the Company as a party or (b) violated applicable provisions of statutory law or regulation, in either case where any such breach or violation would have a material adverse effect on the financial position of the Company and its Subsidiaries, taken as a whole.

                          (v) To such counsel's Actual Knowledge, (a) the Company has not violated its Certificate of Incorporation or Bylaws and (b) neither the Company nor any of the Material Subsidiaries has breached or otherwise violated any existing obligation under any material agreement to which the Company or any Material Subsidiary is a party, in either case where such breach or violation would have a material adverse effect on the financial position of the Company and its Subsidiaries, taken as a whole.


                          (vi) Except as disclosed in the Registration Statement and the Prospectus, such counsel knows of no action, suit, investigation or proceeding, governmental or otherwise, pending or overtly threatened against the Company or any Subsidiary, or involving the business or properties of the Company or any Subsidiary with respect to the issuance and sale of the Securities pursuant to this Agreement and the Indenture or which is required to be described in the Registration Statement or Prospectus that is not disclosed as required. The agreements, contracts and exhibits and amendments thereto filed by the Company under the Exchange Act to date constitute all of the material contracts to which the Company or any of its Subsidiaries is a party which could be, but are not, breached or violated in connection with the execution and delivery by the Company of, and performance of its obligations in, this Agreement, the Indenture and the Securities and the consummation of the transactions herein and therein contemplated. Such counsel does not know of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required. The descriptions contained in the Registration Statement and Prospectus of contracts and other documents are accurate and fairly present the information required to be shown. The statements contained in the Registration Statement or the Prospectus to the extent such statements relate to matters of law, descriptions of statutes, legal or governmental proceedings, regulatory matters or other legal matters or conclusions of law, fairly summarize such matters.


                 (f) On the Closing Date, there shall have been furnished to the Underwriters, such opinion or opinions from ___________________________, counsel for the Underwriters, dated the Closing Date and addressed to the Underwriters, with respect to the formation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.


                 (g) On the Closing Date the Underwriters shall have received letters from Deloitte & Touche, LLP, dated the Closing Date and addressed to the Underwriters, confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to the Underwriters concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on the Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

                 (h) On the Closing Date, there shall have been furnished to the Underwriters a certificate, dated the Closing Date and addressed to the Underwriters, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company, to the effect that:

                          (i) The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                          (ii) To the best of their knowledge, no stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Securities for offering or sale has been issued, and, to the best of their knowledge, no proceeding for that purpose has been instituted or is contemplated by the Commission or any state or regulatory body; and

                          (iii) The signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), and (A) such documents contain all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) except as disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Prospectus, there has not been any change in the capital stock, or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any Subsidiary, or any material adverse change, or any development involving a prospective material adverse change, in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company and the Subsidiaries, considered as a whole, and (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any Subsidiary is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries, considered as a whole.

                 (i) The Company shall have furnished to the Underwriters and their counsel such additional documents, certificates and evidence as the Underwriters or their counsel may have reasonably requested.


                 (j) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.


                 All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters. The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request.

         6.      Indemnification and Contribution.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or incorporated therein by reference, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rules 430A and 434(d) of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use in the preparation thereof; provided further, however, that the Company shall not be liable to any Underwriter in respect of any untrue statement or alleged untrue statement contained in, or omission or alleged omission from, any Preliminary Prospectus to the extent that (i) the Prospectus did not contain such untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage, liability or action, (ii) the Prospectus was not sent or given to the purchaser of the Securities in question at or prior to the time at which the written confirmation of the sale of Securities was sent or given to such person, and (iii) the failure to deliver such Prospectus was not the result of the Company's non-compliance with its obligations under Section 4(e) hereof.


                 (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Underwriter, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under such subsection or unless and to the extent that the indemnifying party is substantially prejudiced thereby. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Underwriters, it is advisable for the Underwriters to be represented as a group by separate counsel, the Underwriters shall have the right to employ a single counsel to represent all Underwriters who may be subject to a liability arising from any claim in respect of which indemnity may be sought by the Underwriters under paragraph (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and remitted to the Underwriters for payment to such counsel as such fees and expenses are incurred. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing.

                 (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the

         Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection
         (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

         8.      Substitution of Underwriters.


                 (a) If any Underwriter or Underwriters shall fail to take up and pay for the aggregate principal amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the principal amount of Securities not purchased does not in either case aggregate more than 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall be obligated, severally, in proportion to the respective principal amount of Securities which they are obligated to purchase hereunder, to take up and pay for the principal amount of Securities that the withdrawing or defaulting Underwriter or Underwriters agreed but failed to purchase.



                 (b) If any Underwriter or Underwriters shall fail to take up and pay for the aggregate principal amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the principal amount of Securities not purchased aggregates more than 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, and arrangements for the purchase of such Firm Securities by other persons reasonably satisfactory to the Company are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(h) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some material reason permitted under this Agreement, to purchase the aggregate principal amount of Securities agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof). Nothing contained herein shall relieve a defaulting Underwriter from liability for its default.



                 If Securities to which a default relates are to be purchased by non-defaulting Underwriters or by any other party or parties, the non-defaulting Underwriters or the Company shall have the right to postpone the Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8.


         9.      Effective Date of this Agreement and Termination.


                 (a) This Agreement shall become effective at 10:00 a.m., Dallas time, on the first business day following the date hereof, or at such earlier time after the effective date of the Registration Statement as the Underwriters in their discretion shall first release the Securities for sale to the public. For the purpose of this Section, the Securities shall be deemed to have been released for sale to the public upon release by the Underwriters of the publication of a newspaper advertisement relating thereto or upon release by the Underwriters of telexes offering the Securities for sale to securities dealers, whichever shall first occur. By giving notice as hereinafter specified before the time this Agreement becomes effective, the Underwriters or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except that the provisions of Section 4(h) and Section 6 hereof shall at all times be effective.



                 (b) The Underwriters shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in
         Section 3(b), if exercised, may be canceled at any time prior to the First Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal, New York or Texas authorities, or
         (vi) there has occurred any material adverse change in the financial markets in the United States or an outbreak of major hostilities (or an escalation thereof) in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in the Underwriters' judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(h) and Section 6 hereof shall at all times be effective.


                 (c) If the Underwriters elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company shall be notified promptly by the Underwriters by telephone or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, the Underwriters shall be notified by the Company by telephone or telegram, confirmed by letter.

         10. Information Furnished by Underwriters. The statements set forth in the last paragraph of the cover page and under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the written information furnished by or on behalf of the Underwriters referred to in Section 2 and Section 6 hereof.


         11. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Representatives, shall be mailed, telegraphed or delivered to the Representatives at the address specified in Schedule I hereto with a copy to [counsel] ; if to the Company, shall be mailed, telegraphed or delivered to it at 1845 Woodall Rodgers Freeway, Dallas, Texas 75201 Attention: Chief Executive Officer, with a copy to Michael M. Boone, Esq., Haynes and Boone, LLP, 3100 NationsBank Plaza, 901 Main Street, Dallas, Texas 75202. All notices given by telegram shall be promptly confirmed by letter. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.


         12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the Underwriters.


         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of _________.

         Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the Underwriters in accordance with its terms.

                                        Very truly yours,

                                        AMRESCO, INC.


                                        By
                                           ------------------------------------

                                        Its
                                           ------------------------------------


CONFIRMED
as of the date first
above mentioned


By: [Name of Representatives]




By
  ----------------------------------
  Managing Director
  Acting on behalf of itself
  and the other Underwriters, if
  any, named in Schedule II to
  the foregoing Agreement

                                   SCHEDULE I

Purchase Agreement dated _______________, 199_.

Registration Statement No. 333-________.

Representatives:


Address of Representatives:

Title, Purchase Price and Description of Securities:

         Title:

         Principal amount:

         Purchase price (include type of funds and accrued interest or amortization, if applicable): _____%; in federal (same day) funds, by certified or official bank check or checks or wire transfer to an account previously designed to the Representatives by the Company.

         Sinking fund provisions:

         Redemption provisions:

         Other provisions:

Closing Date, Time and Location: ____________, Dallas time, Office of
___________________________.

Listing:

Delayed Delivery Arrangements:

                                  SCHEDULE II


                                            Principal Amount of
                                            Initial Securities
Underwriters                                  to be Purchased

                                  SCHEDULE III

                           Delayed Delivery Contract

                                                              ____________, 199_

[Insert name and address
of lead Representative]

Dear Sirs:

         The undersigned hereby agrees to purchase from AMRESCO, INC. (the "Company"), and the Company agrees to sell to the undersigned, on ____________, 199_, (the "Delivery Date"), ______________ $________ principal amount of the Company's ________ (the "Securities") offered by the Company's Final Prospectus dated ___________, 199_, receipt of a copy of which is hereby acknowledged, at a purchase price of ___% of the principal amount thereof, plus accrued interest, if any, thereon from ____________, 199_, to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

         Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 a.m. New York City time on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than three full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Purchase Agreement referred to in the Final Prospectus mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be effected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on the first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

         This agreement shall be governed by and construed in accordance with the internal laws of the State of ____________ without giving effect to principles of conflict of laws.

                                     Very truly yours,



                                     ------------------------------------------
                                     (Name of Purchaser)


                                     By:
                                        ---------------------------------------
                                           (Signature and Title of Officer)



                                     ------------------------------------------
                                                    (Address)

Accepted:

AMRESCO, INC.

By:
   ---------------------------------
         (Authorized Signature)